Long-Term Debt (Tables)	12 Months Ended
Dec. 31, 2013
Long-Term Debt [Abstract]
Summary Of Long-Term Debt

	December 31,
(Thousands of dollars)	2013	2012
Loan for electrical facilities at the Hankinson, North Dakota ethanol plant, 6.00%, due through 2028*	$-	$1,170
6.00% senior notes due 2023 (net of unamortized discount of $8,422)	491,578	-
Term loan due 2016 (effective rate of 3.71% at December 31, 2013)	70,000	-
Less current maturities	(14,000)	(46)
Total long-term debt	$547,578	$1,124